UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 18, 2013

NOVAGEN INGENIUM INC

(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy Ste 2227, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

A.	Resignation of Michael Norton-Smith as an officer and a director

On December 18, 2013, Michael Norton-Smith resigned as a director of the Registrant, and as its Chief Financial Officer, Treasurer and Secretary. Mr. Norton-Smith advised the Registrant that he was resigning from the foregoing positions for personal reasons and has not expressed any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

B.	Appointment of Micheal P. Nugent as Chief Financial Officer

On December 19, 2013, the Registrant’s Board of Directors duly appointed Micheal Nugent, the President and Chief Executive Officer of the Registrant, to act as interim Chief Financial Officer until such time as a qualified Chief Financial Officer has been engaged. The Registrant is actively seeking to engage new Chief Financial Officer but has not yet identified a suitable candidate.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN INGENIUM INC

Micheal P. Nugent
President & CEO
Date: December 22, 2013